            Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT dated as of February 10, 2012 to the Amended and Restated Credit Agreement dated as of January 27, 2012 (as amended through the date hereof, the “Credit Agreement”), among J. C. PENNEY COMPANY, INC., J. C. PENNEY CORPORATION, INC., J. C. PENNEY PURCHASING CORPORATION, the financial institutions named therein as lenders, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Agent.

Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend and have extended credit to the Parent Borrower, Holdings and Purchasing, in each case pursuant to the terms and subject to the conditions set forth therein.

WHEREAS, the Parent Borrower, in accordance with Section 2.22 of the Credit Agreement, desires to increase the Commitments under the Credit Agreement in an aggregate amount not to exceed $250,000,000 by obtaining from the Augmenting Lenders party hereto new Commitments or increases of existing Commitments.

WHEREAS, the undersigned Augmenting Lenders are willing to provide such Commitments in the amounts set forth on Schedule 2.01 hereto pursuant to the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment.

(a) Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 hereto.

(b) Upon the effectiveness of this Amendment as provided in Section 3 below, each financial institution becoming party hereto as a Lender, to the extent not already a Lender under the Credit Agreement, shall become a party to the Credit Agreement as amended hereby and a Lender thereunder and shall be bound by the provisions of the Credit Agreement as amended hereby and have the rights and obligations of a Lender thereunder.

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SECTION 2. Representations and Warranties.  The Parent Borrower, on behalf of itself and each of Holdings and Purchasing, hereby represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized by each of the Parent Borrower, Holdings and Purchasing and has been duly executed and delivered by the Parent Borrower and constitutes a legal, valid and binding obligation of the Parent Borrower, Holdings and Purchasing, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) After giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents is true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date.

(c) At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 3. Conditions to Effectiveness.  This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a) The Administrative Agent shall have received a notice from the Parent Borrower for delivery to the Lenders specifying the aggregate amount of the increase in Commitments to be effected hereby and the date the Parent Borrower proposes such increase to become effective.

(b) The Administrative Agent shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of the Administrative Agent, the Parent Borrower and each Augmenting Lender party hereto (including each financial institution becoming party hereto as a Lender).

(c) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Parent Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement (in each case as though a Borrowing were being made on such date, with all references in such Section to a Borrowing being deemed to be references to the increase in Commitments effected hereby) as of the Amendment Effective Date.

(d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including fees, charges and disbursements of counsel and, to the extent invoiced at least two Business

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Days prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under the Credit Agreement.

(e) Prior to or concurrently with the satisfaction of the other conditions set forth in this Section, any and all loans, accrued interest and fees and other amounts invoiced to the Parent Borrower and owing under the Credit Agreement shall be paid (including such accrued and unpaid participation fees and fronting fees as shall have arisen pursuant to Section 2.11(b) of the Credit Agreement prior to the Amendment Effective Date, it being understood that the payment on the Amendment Effective Date of the participation fees and fronting fees accrued under Section 2.11(b) of the Credit Agreement shall discharge the obligation to pay such amount with respect to the period prior to the Amendment Effective Date for the purposes of the payment due under Section 2.11(b) on the third Business Day following March 31, 2012).

(f) The Lenders shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Credit Agreement.  Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby.  This Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Counterparts.  This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed signature page to this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Expenses.  The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, LLP, counsel for the Administrative Agent.

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SECTION 8. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

J. C. PENNEY CORPORATION, INC.,

by /s/ Michael D. Porter

Name: Michael D. Porter
Title: Vice President, Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by /s/ Sarah Freedman

Name: Sarah Freedman
Title: Executive Director

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Institution: Barclays Bank PLC

by /s/ Ritam Bhalla

Name: Ritam Bhalla
Title: Vice President

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Wells Fargo Bank, National Association

by /s/ Connie Liu

Name: Connie Liu
Title: Vice President

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Bank of America, N.A.

by /s Christine Hutchinson

Name: Christine Hutchinson
Title: Director

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Lender: HSBC BANK USA, N.A.

by /s/ Brian Gingue

Name: Brian Gingue
Title: Vice President

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Institution: Compass Bank

by /s/ Ramon Garcia

Name: Ramon Garcia
Title: Vice President

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Institution: PNC Bank, National Association

by /s/ Jonathan Parkes

Name: Jonathan Parkes
Title: AVP

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Institution: Regions Bank

by /s Connie Ruan

Name: Connie Ruan
Title: Attorney-in-Fact

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Institution: Siemens Financial Services, Inc.

by /s/ Arther Castile

Name: Arther Castile
Title: SP

by /s/ Paul Ramseur

Name: Paul Ramseur
Title: Vice President/Head of Risk Mgt.

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Institution: City National Bank

by /s/ Robert Yosuda

Name: Robert Yosuda
Title: Vice President

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF FEBRUARY 10, 2012 TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Institution: Flagstar Bank, FSB

by /s/ William D. Dickerson, Jr.

Name: William D. Dickerson, Jr.
Title: Senior Vice President

[Signature Page to First Amendment to J. C. Penney Company, Inc. Credit Agreement]

Schedule 2.01

Commitments

INSTITUTION	COMMITMENT
JPMorgan Chase Bank, N.A.	$125,000,000
Bank of America, N.A.	$125,000,000
Barclays Bank PLC	$125,000,000
Wells Fargo Bank, National Association	$125,000,000
BBVA Compass	$90,000,000
HSBC Bank USA, National Association	$90,000,000
The Royal Bank of Scotland plc	$75,000,000
U.S. Bank	$75,000,000
Citibank, N.A.	$60,000,000
Goldman Sachs Bank USA	$60,000,000
The Bank of New York Mellon	$45,000,000
Standard Chartered Bank	$45,000,000
State Street Bank and Trust Company	$45,000,000
UMB Bank, n.a.	$45,000,000
Regions Bank	$45,000,000
Siemens Financial Services, Inc.	$45,000,000
PNC Bank, National Association	$45,000,000
City National Bank	$32,500,000
Flagstar Bank, FSB	$32,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$30,000,000
Union Bank	$30,000,000
KeyBank National Association	$25,000,000
Banco Popular de Puerto Rico	$25,000,000
The Northern Trust Company	$25,000,000
Capital One, N.A.	$25,000,000
Chang Hwa Commercial Bank, Ltd.	$10,000,000
Total	$1,500,000,000